                                                                   EXHIBIT 10.17

[FORM FOR DIRECTORS]

                       NONQUALIFIED STOCK OPTION AGREEMENT
                 UNDER ANC RENTAL CORPORATION STOCK OPTION PLAN

         This agreement ("Agreement"), by and between ANC RENTAL CORPORATION (the "Company") and [NAME OF OPTIONEE] ("Optionee") is entered into as of July 3, 2000. This Agreement must be signed by the Optionee and returned to the Company's Stock Option Administrator by [DATE] or all options granted herein will be cancelled.

         WHEREAS, the Company's Board of Directors (the "Board") has awarded to Optionee a so-called "nonqualified" stock option under the ANC Rental Corporation Stock Option Plan (the "Plan") (attached hereto as EXHIBIT A) to purchase shares of the Company's common stock, $0.01 par value (the "Common Stock"), conditioned upon the execution by the Optionee and the Company of this Agreement.

         THEREFORE, in consideration of the promises and the covenants and agreements set forth herein and in accordance with the terms of the Plan, the parties agree as follows:

         1. DEFINITIONS. All terms used but not expressly defined herein shall have the meaning expressly assigned thereto in the Plan.

         2. GRANT OF OPTION. Subject to the terms and conditions of this Agreement and the Plan, Optionee is granted effective July 3, 2000 a nonqualified stock option to purchase [NUMBER OF SHARES] of Common Stock at a price of $[FAIR MARKET VALUE ON DATE OF GRANT] per share (the "Option"). The Option will have a ten-year term and is fully vested and immediately exercisable.

         3. OPTIONEE BOUND BY TERMS OF PLAN. Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms, conditions and provisions thereof.

         4. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without regard to its conflict of laws provisions.

         5. SEVERABILITY. The invalidity or enforceability or any one or more provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement and shall remain in full force and effect.

         6. NOTICES. All notices or other communications with respect to this award shall be deemed given and delivered in person or by facsimile transmission or mailed by registered or certified mail (return receipt requested, postage prepaid) to the Company's Stock Option Administrator at the following address (or such other address, as shall be specified by like notice of change of address effective upon receipt):



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                           Stock Option Administrator
                           ANC Rental Corporation
                           [ADDRESS]

         7. BINDING EFFECT. Subject to the limitation stated above and in the Plan, this Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company and to the Optionee's heirs, legatees, distributees and personal representatives.

         8. CONFLICT WITH TERMS OF PLAN. In the event that any provisions of this Agreement should conflict with any provisions of the Plan, the Plan shall govern and be controlling.

         9. INTEGRATION. This Agreement supersedes and all prior agreements and understanding between the Company and Optionee relating to the grant of the Option.

         10. TAX CONSEQUENCES. The Option is not an "incentive stock option" within the meaning of section 422 of the Internal Revenue Code of 1986, as amended. Accordingly, the timing and amount of taxation applicable to the Option will depend on a number of factors, including the amount of appreciation in value, if any, of the Common Stock in excess of the exercise price paid by Optionee. Because the tax effect may vary depending on Optionee's personal circumstances, it is strongly recommended that Optionee consult with tax counsel or a tax advisor prior to Optionee's exercise of the Option.

         IN WITNESS WHEREOF, the parties have executed this Agreement.

ANC RENTAL CORPORATION                               OPTIONEE

By:
    ------------------------------                  ----------------------------
                                                    Signature

                                                    ----------------------------
                                                    Print or Type Name

                                                    ----------------------------
                                                    Address

                                                    ----------------------------
                                                    Social Security Number

                                                    ----------------------------
                                                    Date



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                                    EXHIBIT A

                              [ATTACH COPY OF PLAN]





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[FORM FOR NON-DIRECTORS]

                       NONQUALIFIED STOCK OPTION AGREEMENT
                 UNDER ANC RENTAL CORPORATION STOCK OPTION PLAN

         This agreement ("Agreement"), by and between ANC RENTAL CORPORATION (the "Company") and [NAME OF OPTIONEE] ("Optionee") is entered into as of July 3, 2000. This Agreement must be signed by the Optionee and returned to the Company's Stock Option Administrator by [DATE] or all options granted herein will be cancelled.

         WHEREAS, the Compensation Committee of the Company's Board of Directors (the "Board") has awarded to Optionee a so-called "nonqualified" stock option under the ANC Rental Corporation Stock Option Plan (the "Plan") (attached hereto as EXHIBIT A) to purchase shares of the Company's common stock, $0.01 par value (the "Common Stock"), conditioned upon the execution by the Optionee and the Company of this Agreement and the Confidentiality and Non-Compete Agreement (the Confidentiality and Non-Compete Agreement") (attached hereto as EXHIBIT B).

         THEREFORE, in consideration of the promises and the covenants and agreements set forth herein and in accordance with the terms of the Plan, the parties agree as follows:

         1. DEFINITIONS. All terms used but not expressly defined herein shall have the meaning expressly assigned thereto in the Plan.

         2. GRANT OF OPTION. Subject to the terms and conditions of this Agreement and the Plan, Optionee is granted effective July 3, 2000 a nonqualified stock option to purchase [NUMBER OF SHARES] of Common Stock at a price of $[FAIR MARKET VALUE ON DATE OF GRANT] per share (the "Option"). The Option will have a ten-year term and will vest (become exercisable) over four years beginning on January 1, 2001 and continuing on each January 1 thereafter at a rate each year of 25% of the aggregate shares.

         3. FORFEITURE OF OPTION IF OPTIONEE IS TERMINATED FOR CAUSE. If Optionee's employment is terminated as a result of Optionee's dishonesty, theft, embezzlement from the Company, disclosing trade secrets of the Company, the commission of a willful felonious act while in the employment of the Company or the Optionee's engaging in competitive or other activities determined by the Committee to be actually or potentially injurious to the business or reputation of the Company, then the Option shall terminate immediately.

         4. FORFEITURE OF OPTION IF OPTIONEE ENGAGES IN CERTAIN COMPETITIVE ACTIVITIES. If at any time during the term of Optionee's employment and within twelve months after termination of Optionee's employment with the Company, Optionee violates Paragraph 4 of the Company's Confidentiality and Non-Compete Agreement, the Option shall terminate effective on the date on which Optionee enters into such activity (as determined by the Compensation Committee), unless terminated sooner by operation of the Plan.



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         5. VOLUNTARY RETIREMENT. The Option shall become immediately vested if at the time Optionee retires, he or she is at least 55 years old and has completed at least five years of service to the Company commencing on or after January 1, 2000. Optionee will have one year from the date of retirement to exercise the Option.

         6. OPTIONEE BOUND BY TERMS OF PLAN. Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms, conditions and provisions thereof.

         7. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without regard to its conflict of laws provisions.

         8. RIGHT OF CONTINUED EMPLOYMENT. Nothing contained in this Agreement shall confer on Optionee the right to continue in the employment of the Company or otherwise impede the Company's ability to terminate Optionee's employment.

         9. SEVERABILITY. The invalidity or enforceability or any one or more provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement and shall remain in full force and effect.

         10. NOTICES. All notices or other communications with respect to this award shall be deemed given and delivered in person or by facsimile transmission or mailed by registered or certified mail (return receipt requested, postage prepaid) to the Company's Stock Option Administrator at the following address (or such other address, as shall be specified by like notice of change of address effective upon receipt):

                           Stock Option Administrator
                           ANC Rental Corporation
                           [ADDRESS]

         11. BINDING EFFECT. Subject to the limitation stated above and in the Plan, this Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company and to the Optionee's heirs, legatees, distributees and personal representatives.

         12. CONFLICT WITH TERMS OF PLAN. In the event that any provisions of this Agreement should conflict with any provisions of the Plan, the Plan shall govern and be controlling.

         13. INTEGRATION. This Agreement supersedes and all prior agreements and understanding between the Company and Optionee relating to the grant of the Option.

         14. TAX CONSEQUENCES. The Option is not an "incentive stock option" within the meaning of section 422 of the Internal Revenue Code of 1986, as amended. Accordingly, the timing and amount of taxation applicable to the Option will depend on a number of factors, including the amount of appreciation in value, if any, of the Common Stock in excess of the exercise price paid by Optionee. Because the tax effect may vary depending on Optionee's personal circumstances, it is strongly recommended that Optionee consult with tax counsel or a tax advisor prior to Optionee's exercise of the Option.

         IN WITNESS WHEREOF, the parties have executed this Agreement.

                            [signatures on next page]


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ANC RENTAL CORPORATION                               OPTIONEE

By:
   -------------------------------                  ----------------------------
                                                    Signature

                                                    ----------------------------
                                                    Print or Type Name

                                                    ----------------------------
                                                    Address

                                                    ----------------------------
                                                    Social Security Number

                                                    ----------------------------
                                                    Date



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                                    EXHIBIT A

                              [ATTACH COPY OF PLAN]



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                                    EXHIBIT B

               [ATTACH CONFIDENTIALITY AND NON-COMPETE AGREEMENT]






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